UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2005

VALLEY BANCORP

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

(Commission File Number) 000-50950	(IRS Employer Identification No.) 88-0493760

3500 W. Sahara Avenue, Las Vegas, Nevada 89102
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (702) 221-8600

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 2, 2005 Valley Bancorp, Las Vegas, Nevada (“Bancorp”) announced that it will participate in the 2005 West Coast Financial Conference sponsored by Sandler O’Neill & Partners to be held on March 10, 2005.

The West Coast Financial Services Conference will be accessible on demand through both Sandler O’Neill’s and Bancorp’s web sites. Slides of the presentation will also be accessible through either web site and are attached as an exhibit to this Form 8-K.

A copy of the press release, as well as the slide presentation, are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein in their entirety by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements – not applicable

(b) Exhibits.

99.1	Press Release dated March 2, 2005 announcing Bancorp’s participation in the conference.

99.2	Copy of the slide presentation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 2, 2005

VALLEY BANCORP
By /s/ Barry L. Hulin
Barry L. Hulin
President and Chief Executive Officer